Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Juniper Content Corporation (the ‘‘Company’’) on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Stuart B. Rekant	Date: May 15, 2008
Name: Stuart B. Rekant
Title: Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Herbert J. Roberts	Date: May 15, 2008
Name: Herbert J. Roberts
Title: Senior Vice President, Chief Financial Officer and Secretary (Principal Accounting and Financial Officer)